SMITH BARNEY INCOME FUNDS

on behalf of the

Smith Barney Municipal High Income Fund

SUPPLEMENT DATED SEPTEMBER 29, 2005

TO THE PROSPECTUS,

DATED NOVEMBER 26, 2004 AND TO

THE STATEMENT OF ADDITIONAL INFORMATION, DATED NOVEMBER 26, 2004

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus and the Statement of Additional Information:

The Board of Trustees of Smith Barney Income Fund (the “Trust”) has approved an amendment to the Administrative Agreement between the Trust, on behalf of Smith Barney Municipal High Income Fund (the “Fund”), a series of the Trust, and Smith Barney Fund Management LLC. Effective October 1, 2005, the Fund’s administration fee, which is calculated daily and payable monthly, will be reduced from 0.20% of the Fund’s average daily net assets to a fee calculated in accordance with the following breakpoint schedule:

Fund’s Fee Rate Average Daily Net Assets	Advisory Fee Rate	Administrative Fee Rate	Total

First $1 billion	0.40%	0.150%	0.550%
Next $1 billion	0.40%	0.125%	0.525%
Next $3 billion	0.40%	0.100%	0.500%
Next $5 billion	0.40%	0.075%	0.475%
Over $10 billion	0.40%	0.050%	0.450%

The terms of the amended Administrative Agreement are the same in all other material respects as those of the current Administrative Agreement.

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